Exhibit 32

                        GLOBAL ENTERTAINMENT CORPORATION
           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Form 10-QSB of Global Entertainment Corporation (the "Company") for the fiscal quarter ending February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), the undersigned Chief Executive Officer and Chief Accounting Officer of the Company each hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1.    The Quarterly Report fully complies with the requirements of Section
            13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
      2.    The information  contained in the Quarterly  Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated April 14, 2004


/s/ Richard Kozuback
----------------------------
Richard Kozbuack
Chief Executive Officer


/s/ Philip Lajoie
----------------------------
Philip Lajoie
Chief Accounting Officer